UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 27, 2018

EPHS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada	000-55906	82-4383947
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

7694 Colony Palm Drive Boynton Beach, FL 33436

(Address of principal executive offices and zip code)

(212) 321-0091

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to the implementation of the Company’s business plan, our ability to obtain additional capital in the future to fund our planned expansion; the demand and growth of oral delivery systems for a variety of drugs and general economic factors.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to the report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Pursuant to the terms and conditions of a Share Exchange Agreement executed between the Registrant and Emerald Plants Health Source, Inc. (“Emerald”) we acquired all of the issued and outstanding shares of common stock of Emerald in exchange for the issuance of 20 million restricted shares of the Registrant’s common stock. Paolo Gervasi and Calogero “Sal” Calegero were the sole shareholders of Emerald and received a total of 14 million shares of our common stock. The remaining 6 million shares were issued to consultants including 1,250,000 shares to our president, Gianfranco “John” Bentivoglio. For more information regarding the acquisition of Emerald you are urged to read in its entirety the Share Exchange Agreement which is attached as an exhibit to this Report.

The 20 million restricted shares of our common stock that were issued to the former shareholders of Emerald and named designees issued at Closing represented approximately 14% of the then issued and outstanding common stock of EPHS Holdings.

As a result of the transactions affected by the Share Exchange Agreement, at closing Emerald became a wholly owned subsidiary of EPHS Holdings, Inc. Emerald is a development stage company with limited operations and no revenues to date. Emerald’s business plan is to cultivate and distribute cannabis.

FORM 10 DISCLOSURE

Immediately prior to the transaction described above, we were deemed a shell company, as defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the “Exchange Act”). Item 2.01(f) of Form 8-K provides that under these circumstances, a registrant must include with its disclosure the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act. Accordingly, we are providing below the information that would normally be included with a Form 10. Please note that the information provided below relates to the combined enterprises after the acquisition of EPHS Holdings, Inc. and Emerald except that information regarding periods prior to the date of the acquisition which only relates to the pre-exchange corporation, unless otherwise specifically indicated.

DESCRIPTION OF BUSINESS

Corporate History and Background

EPHS Holdings, Inc was incorporated under the laws of the State of Nevada on January 28, 2009 under the name Quantum Bit Induction Technology, Inc. On November 14, 2006, the Company filed Amended and Restated Articles of Incorporation changing its name to Quantubit, Inc. On September 26, 2013 the Company filed a Certificate of Amendment changing its name to Sertant, Inc. Then on January 2, 2018, the Company filed a Certificate of Amendment with the Secretary of State changing its name to EPHS Holdings, Inc.

The Company’s original business plan was to build and use technology to mine gold, platinum, precious metals and rare earth metals in situ from seawater and from slurries created from land-based ores. The Company’s property was located in Nevada. The Company also explored developing technology to selectively electroplate precious and rare earth metals from solution or seawater onto collector electrodes. These endeavors were not successful, and the Company has since ceased operations.

With no operations, the Company was placed into receivership on February 15, 2017 (Case No. 2017-10544 as filed in the District Court of Harris County, Texas, 151st Judicial District) and remained in receivership until December 2017. Angela Collette was appointed the Receiver and was also appointed as the Company’s president.

On December 28, 2017 the Company issued to EPHS, Inc., a Florida corporation, 75 million shares of the Company’s common stock for $110,000 which represents approximately 62% of the Company’s issued and outstanding shares of common stock. Mr. Bentivoglio is the president of EPHS Holdings, Inc. and EPHS, Inc.

On February 27, 2018 the Company acquired all of the issued and outstanding shares of common stock of Emerald in exchange for the issuance of 20 million shares of our common stock.

Until the acquisition of Emerald, we had no operations and nominal assets.

Emerald Plants Health Source (EPHS) Inc.

Emerald is a Canadian based company that was incorporated and started business in 2012 and have built a state of the art facility that is 4 years in to their ACMPR application. Emerald’s operations are based in Montreal, Quebec Canada. Emerald has applied and submitted an application to Health Canada to secure a commercial cultivation license identified as a license for Access to Cannabis for Medical Purposes Regulation: “ACMPR.” It has generated no revenues to date.

After securing the commercial cultivation license, Emerald will be required to apply for a sales license. In applying for a sales license for cannabis, Emerald will be required to submit its first cannabis crop for inspection. The inspection will examine the cannabis for contaminants and environmental control. If the license is granted, Emerald will be able to sell cannabis to licensed distributors throughout Canada.

Licensing Status

Emerald has submitted to Health Canada its ACMPR license application which is currently in review by Health Canada. Emerald’s final Evidence Package and Request for Information is expected to be submitted to Health Canada by March 9, 2018. If satisfactory, Emerald will be granted a license.

The Company will commence the growing of cannabis following the issuance of the ACMPR license. If secured in March 2018, we anticipate that the first harvest will be ready in October 2018 and thereafter a positive cash flow is anticipated to follow, however, there can be no assurance this will occur.

Assuming that the Company’s first crop will be ready to harvest in October 2018, anticipated total costs through the end of 2018 will be approximately $530,000. Until such time as the Company generates revenue, a cash infusion in either debt or equity financing will be required to meet these costs.

Commercial Cultivation of Cannabis in Canada:

In order to become licensed in Canada and the province of Quebec to grow and sell cannabis, licensed commercial cannabis companies must:

•

Maintain their license in good standing;

•

Establish personnel security measures;

•

Comply with and implement good production practices;

•

Comply with packaging, shipping, labeling, import and export requirements, and record-keeping requirements; and

•

Comply with client registration and ordering requirements

Labeling, testing and notice requirements for cannabis products include:

•

Cannabis oil must include the carrier oil used and for cannabis oil in dosage form to include the number of capsules or units in the container, the net weight, and the volume of each capsule or unit;

•

Fresh and dried marijuana must include the percentage of THC and CBD that could be yielded, taking into the account the potential to convert THC-Acid and CBD-Acid into THC and CBD;

•

The accuracy of weight and volume of products in packages must be between 95% and 105%,;

•

All required analytical testing to be done must use validated methods (e.g., contaminants, disintegration, and solvent residue testing) and requiring disintegration testing for cannabis oil in capsules or similar dosage forms; and

•

Required notification to the Minister of Health prior to commencing a recall

The Facility

Emerald currently leases a facility of approximately 8,400 square feet. Before a license is granted, the facility must meet the following requirements:

1)

Walk-in vault to comply with the Health Canada Security Directives for Controlled Substances;

2)

Building security, including access control, video surveillance and motion detectors;

3)

Equipment to grow the cannabis; and

4)

Laboratory equipment to monitor and test product quality.

The facility will be subject to Good Manufacturing Practices. ("GMP"). GMP is the Canadian standard for the production of pharmaceuticals. A GMP facility is under strict environmental control to assure manufacturing of sterile, potent and uncontaminated products.

It is not enough to build a GMP facility, it is critically important that it also operate at current GMP levels. It must have standard operating procedures (SOPs) in place to ensure proper manufacturing, record keeping and retention, environmental cleaning, and facility and equipment monitoring.

Health Canada has approved Emerald’s facility for cultivation.

Government Regulation of Cannabis

The use of marijuana for medical purposes in Canada is governed by the Marijuana for Medical Purposes Regulations (“MMPR”). MMPR deals exclusively with the medical use of marijuana and does not address the issue of legalizing marijuana for general use.

The Canadian government does not endorse the use of marijuana, but the courts have required reasonable access to a legal source of marijuana when authorized by a physician.

MMPR also sets forth the requirements for licensed producers of medical marijuana. These regulations include:

•	Physical Security Measures;
•	Good Production Practices;
•	Packaging, Labeling and Shipping Requirements;
•	Import and Export permit, if applicable; and
•	Security Clearance

Physical Security Measures

Production sites need to be located indoors, and not in a private dwelling.

The MMPR sets out physical security requirements that are necessary to secure sites where licensed producers conduct activities with marijuana other than storage.

Health Canada has established security requirements for the storage of all controlled substances including dried marijuana by licensed producers.

All applicants for a producer's license have to demonstrate to Health Canada that they meet these security requirements. Licensed producer sites are subject to compliance and enforcement measures, including regular audits and inspections by Health Canada.

Good Production Practices

Licensed producers are subject to Good Production Practices that are meant, among other things, to ensure the cleanliness of the premises and equipment. The licensed producer is required to employ a quality assurance person with appropriate training, experience, and technical knowledge to approve the quality of dried marihuana prior to making it available for sale.

Product Quality

One of the requirements under Good Production Practices is that licensed producers must test dried marijuana for microbial and chemical contaminants.

Other requirements

Licensed producers must also meet other requirements under Good Production Practices under the Marijuana for Medical Purposes Regulations including, but not limited to:

•	Sanitation Program;
•	Standard Operating Procedures; and
•	Establishment of a Recall System

Packaging, Labeling and Shipping- Consumer Information

Dried marijuana must be packaged in a tamper-evident and child-resistant container and contain standard information about the product (including but not limited to, the weight in grams and the packaging date). In addition, all licensed producers are required to attach a client-specific label, similar to a patient-specific prescription drug label, to the package of dried marijuana.

Import and Export permit

A licensed producer must obtain a permit from the Minister of Health prior to importing or exporting marijuana.

Security Clearance

The following individuals are required to have a valid security clearance under the Marijuana for Medical Purposes Regulations:

•	the applicant (if an individual);
•	all officers and directors of a corporate applicant;
•	the proposed Senior Person in Charge;
•	the proposed Responsible Person in Charge; and
•	the proposed Alternate Person(s) in Charge

In addition to compliance with statutory guidelines prescribed at the federal level, controlled substances are also subject to regulation at the provincial level. Though provincial-controlled substances laws often mirror federal law, because the provinces are separate jurisdictions, they may separately schedule any product candidates as well. While some Canadian provinces automatically schedule a drug based on federal action, other provinces schedule drugs through rulemaking or a legislative action. Provincial scheduling may delay commercial sale of any product for which we obtain federal regulatory approval and adverse scheduling could have a material adverse effect on the commercial attractiveness of such product.

Distribution

The Company will look to enter distribution agreements with various companies. We believe that this will be a cost-effective way to distribute, market and sell the cannabis. To date, we have not signed any distribution agreements. Rules and regulations regarding the use and distribution of cannabis are constantly changing and there can be no assurance that we will be able to secure distribution agreements.

Commercialization

The Company believes that once we secure a commercial license, we will be a viable commercial-stage entity. As we transition to this strategy, we remain dedicated to further realizing the full potential and commercial value of a commercial cannabis license.

We recognize, however, that commercial development, distribution and sales entails substantial risk and requires significant operational expenditures. We continue to refocus our efforts on strategic development initiatives to reduce non-strategic spending aggressively and seek to obtain the funding necessary to implement our new corporate strategy. There can be no assurances, however, that the Company will be able to secure adequate funding to meet its current obligations and successfully pursue its strategic direction. Furthermore, despite our optimism regarding the commercial development of cannabis, even in the event that the Company is adequately funded, there is no guarantee that we will be able to cultivate and distribute cannabis in a profitable manner.

Competition

We face competition from larger well capitalized companies where economies of scale may make the acquisition of equipment and supplies more cost competitive. The entry into the cannabis industry is not capital intensive. As such, we will face competition from small start-up operations.

Changes affecting the global, national, and regional economies generally and the medical marijuana and recreational marijuana industries, in particular, we may not be able to create and maintain a competitive advantage in the marketplace.

Property

Emerald currently leases a facility of approximately 8,400 square feet at a cost of $4,300 per month. The facility is located at 5490 Notre Dame Street East Montreal, Quebec Canada H1N 2C4. The lease expires November 30, 2018. Emerald has an option to extend the lease for one additional term until November 30, 2021.

RISK FACTORS

The risks and uncertainties described below are not the only ones facing the Company. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our business operations. If any of the following risks actually occur, our business could be materially adversely affected. In such case, the Company may not be able to proceed with its planned operations and your investment may be lost entirely.

An investment in our securities is highly speculative and subject to a high degree of risk. Only those who can bear the risk of the entire loss of their investment should participate. Prospective investors should carefully consider the following factors, among others, prior to making an investment in the Securities described herein.

There is a limited trading market in our Common Stock. There can be no assurance that a trading market in our Common Stock or that a trading market can be sustained.

AS SUCH, INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME AND MUST BE ABLE TO WITHSTAND A TOTAL LOSS OF THEIR INVESTMENT.

THE RISKS AND UNCERTAINTIES DESCRIBED BELOW ARE NOT THE ONLY ONES WE FACE. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN TO US OR THAT WE CURRENTLY DEEM IMMATERIAL MAY ALSO IMPAIR OUR BUSINESS OPERATIONS. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, OUR BUSINESS COULD BE MATERIALLY ADVERSELY AFFECTED. IN SUCH CASE, WE MAY NOT BE ABLE TO PROCEED WITH ITS PLANNED OPERATIONS AND YOUR INVESTMENT MAY BE LOST ENTIRELY.

RISKS ASSOCIATED WITH THE COMPANY'S PROSPECTIVE BUSINESS AND OPERATIONS:

Risks Related to Our Financial Condition

It is possible investors may lose their entire investment.

Prospective investors should be aware that if we are not successful in our business activities, your entire investment in the Company could become worthless. Even if we are successful, in securing financing, there can be no assurances that we will generate sufficient revenues to continue operations.

We have not proven our ability to generate revenues or profits.

We have very little meaningful operating history, so it will be difficult for you to evaluate an investment in our stock. We cannot assure that we will generate sufficient revenues to be profitable. As a result, investors will bear the risk of complete loss of their investment in the event we are not successful.

Our auditors have raised substantial doubt about its ability to continue as a going concern.

As of December 31, 2017, Emerald had an accumulated deficit of $(673,286). As a result, our Independent Public Accounting Firm has expressed substantial doubt about the Company’s ability to continue as a going concern is dependent upon its ability to secure additional financing, purchase and generate sufficient cash flows to meet its obligations on a timely basis.

We need to raise additional capital to fund our operations.

We do not currently have sufficient capital to fund our current or anticipated operations. We may be unable to obtain additional capital when required. Future business development activities, as well as our administrative requirements (such as salaries, insurance expenses and general overhead expenses, as well as legal compliance costs and accounting expenses) will require a substantial amount of additional capital and cash flow.

We may pursue sources of additional capital through various financing transactions or arrangements, including joint venturing of projects, debt financing, equity financing or other means. We may not be successful in identifying suitable financing transactions in the time period required or at all, and we may not obtain the capital we require by other means. If we do not succeed in raising additional capital, we will not be able to implement our business plan.

Any additional capital raised through the sale of equity may dilute the ownership percentage of our stockholders. Raising any such capital could also result in a decrease in the fair market value of our equity securities because our assets would be owned by a larger pool of outstanding equity. The terms of securities we issue in future capital transactions may be more favorable to our new investors, and may include preferences, superior voting rights and the issuance of other derivative securities, and issuances of incentive awards under equity employee incentive plans, which may have a further dilutive effect.

Our ability to obtain financing may be impaired by such factors as the capital markets (both generally and in our industry in particular), our limited operating history, national unemployment rates and the departure of key employees. Further, economic downturns will likely decrease our revenues and may increase our requirements for capital. If the amount of capital we are able to raise from financing activities, together with our revenues from operations, if any, is not sufficient to satisfy our capital needs (even to the extent that we reduce our operations), we may be required to cease our operations, divest our assets at unattractive prices or obtain financing on unattractive terms.

We face many operating risks.

The acquisition, management and sale of a business involves many risks, which even a combination of experience, knowledge and careful evaluation may not be able to overcome. These risks include, among other things, lease defaults, uninsured property damage and personal liability insurance, eminent domain as well as natural disasters.

We may not be able to operate our business successfully or generate sufficient cash flows to meet our operational requirements

Revenues may not be sufficient to meet our cash flow requirements. As a result, we may not be able to implement our business strategies and expansion plans. There is no commitment for additional equity or debt financing. Even if we were to obtain funding, there can be no assurance that it will be available on terms acceptable to the Company.

We are dependent upon our CEO for his services and any interruption in his ability to provide his services could cause us to cease operations.

The loss of the services of Gianfranco Bentivoglio, our sole officer and director, could have a material adverse effect on us. We do not maintain any life insurance on Mr. Bentivoglio. The loss of his services could cause investors to lose all or a part of their investment. Our future success will also depend on our ability to attract, retain and motivate other highly skilled employees. Competition for personnel in our industry is intense. We may not be able to assimilate or retain highly qualified employees now or in the future. If we do not succeed in attracting new personnel or retaining and motivating our current personnel, our business will be adversely affected.

The loss of key members of our senior management team could adversely affect the execution of our business strategy and our financial results.

We believe that the successful execution of our business strategy depends on the continued employment of key members of our senior management team. If any members of our senior management team become unable or unwilling to continue in their present positions, our financial results and our business could be materially adversely affected.

Our business will be adversely affected if we are not able to establish and develop an effective work force.

A significant component to our growth strategy is attracting and retaining qualified, creative, innovative and experienced personnel. Our business would be adversely affected if we were unable to succeed in developing an effective workforce. We currently do not employ a workforce capable of generating revenue.

Risks associated with a company engaged in the cultivation and sale of cannabis:

We will be subject to significant governmental regulations.

We are subject to significant government regulation. Regulations such as compliance with Good Manufacturing Practices, evolving government regulations to the use, growing and distribution of cannabis may adversely impact our operating results. While we intend to comply with all government restrictions, there is no assurance that we will be able to comply with ever changing rules and regulations impacting the cannabis industry.

Recreational use of cannabis is still illegal throughout Canada, with legalization scheduled for July 2018.

Canada’s prime minister has advocated to decriminalize cannabis and permit its recreational use. The Canadian government has approved proposals for the recreational use of cannabis. The Canadian federal government has passed a law that would permit recreational use that is scheduled to become law in July 2018. If approved, it is unknown what requirements will be imposed on any company growing or distributing cannabis.

Failure of the government to complete legalization of recreational use of cannabis and the possibility of additional provincial regulations may adversely affect operations.

Cultivators and distributors of cannabis is subject to extensive governmental regulation which increases cost of doing business.

Canada Health imposes substantial requirements on the production and distribution of cannabis. Compliance with these requirements can be costly. More stringent regulations could result in significant compliance costs. Delays in obtaining certifications and regulatory approvals could result in substantial legal and administrative expenses and additionally, conditions imposed in connection with such approvals. The cannabis business also may be affected by legislation and regulations imposing new or greater obligations related to, for example, assisting law enforcement, minimizing environmental impacts, protecting customer privacy, or addressing other issues that affect our business.

Any potential growth in the cannabis industry continues to be subject to new and changing state and local laws and regulations.

Continued development of the cannabis industry is dependent upon continued legislative legalization of cannabis at the federal, provincial and local level, and a number of factors could slow or halt progress in this area, even where there is public support for legislative action. Any delay or halt in the passing or implementation of legislation legalizing cannabis use, or its sale and distribution, or the re-criminalization or restriction of cannabis could negatively impact our business. Additionally, changes in applicable laws or regulations could impose additional compliance costs. Violations of applicable laws, or allegations of such violations, could disrupt our business and result in a material adverse effect on our operations. We cannot predict the nature of any future laws, regulations, interpretations or applications, and it is possible that regulations may be enacted in the future that will be materially adverse to our business.

The cannabis industry faces significant opposition, and any negative trends will adversely affect our business operations.

We are substantially dependent on the continued market acceptance, and the proliferation of consumers, of medical and recreational cannabis. We believe that with further legalization, cannabis will become more accepted, resulting in a growth in consumer demand. However, we cannot predict the future growth rate or future market potential, and any negative outlook on the cannabis industry may adversely affect our business operations.

Large, well-funded business sectors may have strong economic reasons to oppose the development of the cannabis industry. For example, medical cannabis may adversely impact the existing market for the current “cannabis pill” sold by mainstream pharmaceutical companies. Should cannabis displace other drugs or products, the medical cannabis industry could face a material threat from the pharmaceutical industry, which is well-funded and possesses a strong and experienced lobby. Any inroads the pharmaceutical, or any other potentially displaced, industry or sector could make in halting or impeding the cannabis industry could have a detrimental impact on our business.

We operate in a highly competitive industry.

The markets for businesses in the medical marijuana and recreational marijuana industries are competitive and evolving. There is no material aspect of our business that is protected by patents, copyrights, trademarks, or trade names. Many of our current and potential competitors have longer operating histories, significantly greater financial, marketing and other resources.

Given the rapid changes affecting the global, national, and regional economies generally and the medical marijuana and recreational marijuana industries, in particular, we may not be able to create and maintain a competitive advantage in the marketplace. Our success will depend on our ability to keep pace with any changes in our markets, particularly, legal and regulatory changes. Our success will also depend on our ability to respond to, among other things, changes in the economy, market conditions, and competitive pressures. Any failure by us to anticipate or respond adequately to such changes could have a material adverse effect on our financial condition and results of operations.

Conditions in the economy, the markets we serve and the financial markets generally may adversely affect our business and results of operations.

Our business is sensitive to general economic conditions. Slower economic growth, volatility in the credit markets, high levels of unemployment, and other challenges that affect the economy adversely could affect us and our customers and suppliers. If growth in the economy or in any of the markets we serve slows for a significant period, if there is a significant deterioration in the economy or such markets or if improvements in the economy do not benefit the markets we serve, our business and results of operations could be adversely affected.

We will have many competitors.

We will face intense competition in the cannabis market in Canada. Many of our competitors may be larger and have greater financial, technical, marketing and other resources than we do.

Our ability to compete may depend upon factors outside of our control

We will encounter factors outside of our control which may inhibit our ability to successfully grow, market and sell cannabis throughout Canada. These factors may include:

•	Increased government regulation at both the federal and provincial level;
•	Changes in consumer behavior to use cannabis for either recreational or medical purposes;
•	Price fluctuation in cannabis;
•	Natural disasters may damage our facility; and
•	The strength of the economy

In order to remain competitive, we must have the ability to respond promptly and efficiently to the ever-changing marketplace. We will have to adapt by revamping our own strategies and tactics to adequately respond in changing competitive business climates.

Any potential growth in the cannabis industry continues to be subject to new and changing state and local laws and regulations.

Continued development of the cannabis industry is dependent upon continued legislative legalization of cannabis at the federal, provincial and local level, and a number of factors could slow or halt progress in this area, even where there is public support for legislative action. Any delay or halt in the passing or implementation of legislation legalizing cannabis use, or its sale and distribution, or the re-criminalization or restriction of cannabis could negatively impact our business. Additionally, changes in applicable laws or regulations could impose additional compliance costs. Violations of applicable laws, or allegations of such violations, could disrupt our business and result in a material adverse effect on our operations. We cannot predict the nature of any future laws, regulations, interpretations or applications, and it is possible that regulations may be enacted in the future that will be materially adverse to our business.

Risks associated with our Common Stock:

There is currently a limited market for our Common Stock.

There is currently a limited market for our common stock. We do not expect that a market will develop in the foreseeable future. The lack of a market may impair the ability to sell shares at the time investors wish to sell them or at a price considered to be reasonable. In the event that a market develops, we expect that it would be extremely volatile.

We do not anticipate paying dividends on our Common Stock.

A dividend has never been declared or paid in cash on our common stock and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares. We cannot assure stockholders of a positive return on their investment when they sell their shares, nor can we assure that stockholders will not lose the entire amount of their investment.

Our chief executive officer and control shareholder may influence matters to be voted on and his interests may differ from or be adverse to the interests of other stockholders.

The Company’s chief executive officer and majority stockholder controls a majority of our outstanding common stock. Accordingly, the Company’s executive officer and majority stockholder possess significant influence over the Company on matters submitted to the stockholders for approval, including the election of directors, mergers, consolidations, the sale of all or substantially all our assets, and the power to prevent or cause a change in control. This amount of control gives them substantial ability to determine the future of our Company, and as such, they may elect to close the business, change the business plan or make any number of other major business decisions without the approval of shareholders. The interest of our majority stockholders may differ from the interests of our other stockholders and could therefore result in corporate decisions that are adverse to other stockholders.

Legislation, including the Sarbanes-Oxley Act of 2002, may make it difficult for us to retain or attract officers and directors.

We may be unable to attract and retain qualified officers, directors and members of board committees required to provide for our effective management as a result of rules and regulations which govern publicly-held companies. The Sarbanes-Oxley Act has resulted in a series of rules and regulations that increase responsibilities and liabilities of directors and executive officers. We are a small company with a limited operating history and no revenues. This may influence the decisions of potential candidates we may recruit as directors or officers. The perceived increased personal risk associated with these recent changes may deter qualified individuals from accepting these roles.

We may face continuing challenges in complying with the Sarbanes-Oxley Act, and any failure to comply or any adverse result from management’s evaluation of our internal control over financial reporting may have an adverse effect on our stock price.

As a smaller reporting company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, we are required to evaluate our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”). Section 404 requires us to include an internal control report with our Annual Report on Form 10-K. The report must include management’s assessment of the effectiveness of our internal control over financial reporting as of the end of the fiscal year. This report must also include disclosure of any material weaknesses in internal control over financial reporting that we have identified.

Failure to comply, or any adverse results from such evaluation, could result in a loss of investor confidence in our financial reports and have an adverse effect on the trading price of our equity securities.

Achieving continued compliance with Section 404 may require us to incur significant costs and expend significant time and management resources. We cannot assure you that we will be able to fully comply with Section 404 or that we will be able to conclude that our internal control over financial reporting is effective at fiscal year-end. As a result, investors could lose confidence in our reported financial information, which could have an adverse effect on the trading price of our securities, as well as subject us to civil or criminal investigations and penalties.

Our common stock is subject to SEC rules applicable to penny stocks, which may make it difficult to resell your shares.

Broker-dealers are generally prohibited from effecting transactions in “penny stocks” unless they comply with the requirements of Section 15(h) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder. These rules apply to the stock of companies whose shares are not traded on a national stock exchange, trade at less than $5.00 per share or who do not meet certain other financial requirements specified by the Securities and Exchange Commission (the “SEC”). Trades in our common stock are subject to these rules, which include Rule 15g-9 under the Exchange Act, which imposes certain requirements on broker/dealers who sell securities subject to the rule to persons other than established customers and accredited investors. For transactions covered by the rule, brokers/dealers must make a special suitability determination for purchasers of the securities and receive the purchaser’s written agreement to the transaction prior to sale.

The penny stock rules also require a broker/dealer, prior to effecting a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. A broker/dealer also must provide the customer with current bid and offer quotations for the relevant penny stock and information on the compensation of the broker/dealer and its salesperson in the transaction. A broker/dealer must also provide monthly account statements showing the market value of each penny stock held in a customer’s account. The bid and offer quotations, and the broker/dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation.

These rules may discourage or restrict the ability of brokers/dealers to sell our shares of common stock and may affect the secondary market for our shares of common stock. These rules could also hamper our ability to raise funds in the primary market for our shares of common stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

 AND RESULTS OF OPERATIONS

Forward Looking Statements

This document contains certain forward-looking statements as defined by federal securities laws. For this purpose, forward-looking statements are any statements contained herein that are not statements of historical fact and include, but are not limited to, those preceded by or that include the words, “estimate”, “could”, “should”, “would”, “likely”, “may”, “will”, “plan”, “intend”, “believes”, “expects”, “anticipates”, “projected”, or similar expressions. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated by such statements. The forward-looking information is based on various factors and was derived using numerous assumptions. For these statements, we claim the protection of the “bespeaks caution” doctrine. Such forward-looking statements include, but are not limited to:

•	statements regarding our anticipated financial and operating results, including increases in and anticipated sources of revenues;
•	statements regarding expected fees we will receive;
•	predictions regarding the outcome of state and federal regulations regarding cannabis;
•	statements regarding anticipated changes in costs and expenses;
•	statements regarding when we plan to begin generating revenues;
•	statements regarding our goals, intensions, plans and expectations, including selling and marketing plans;
•	statements regarding expanded business opportunities in 2018; and
•	statements with respect to having adequate liquidity.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements;

•	negative changes in public sentiment towards acceptance of the use of cannabis for medicinal and recreational purposes;
•	changes in the pace of legislation legalizing the use of medical and recreational cannabis;
•	other regulatory developments that could limit the sale of cannabis;
•	the loss of key personnel; and
•	other risks discussed in this document.

All forward-looking statements in this document are based on information currently available to us as of the filing of this Registration Statement, and we assume no obligation to update any forward-looking statements other than as required by law.

The following discussion of our financial condition and results of operations should be read in conjunction with the audited financial statements and notes thereto for the years ended June 30, 2017 and 2016 and the review of interim financial statements for the three months ended December 31, 2017 found in this report. In addition to historical information, the following discussion contains forward-looking statements that involve risks, uncertainties and assumptions. Where possible, we have tried to identify these forward-looking statements by using words such as “anticipate,” “believe,” “intends,” or similar expressions. Our actual results could differ materially from those anticipated by the forward-looking statements due to important factors and risks.

General

The following analysis of Emerald’s financial condition and results of operations should be read in conjunction with the financial statements, including footnotes, and other information presented elsewhere in this report on Form 8-K.

Results of Operations

For the years ended June 30, 2017 and 2016 and for the interim period ended December 31, 2017, we did not generate any revenues. Operating expenses for 2017 and 2016 totaled $166,553 and $160,268, respectively. Operating expenses for the six months ended December 31, 2017 totaled $81,111. Operating expenses include but are not limited to equipment purchases, rent, utilities, professional fees, permits and labor costs.

Net Loss

Net Loss for the years ended June 30, 2017 and 2016 totaled $(166,553) and $(160,268), respectively. Net loss for the six months ended December 31, 2017 totaled $(81,111).

Liquidity and Capital Resources

At June 30, 2017 and 2016 we had cash of $6,913 and $32,268, respectively. Sales tax receivable and prepaid expenses totaled $4,299 and $8,321. Current liabilities totaled $721,889 and $622,489 consisting primarily of $715,940 and $616,771 in shareholder loans.

Our accumulated deficit at June 30, 2017 and 2016 was $(600,421) and $(437,041), respectively. Our accumulated deficit at December 31, 2017 was $(673,286).

In connection with the acquisition of Emerald, Emerald’s two shareholders, Paolo Gervasi and Calegero Caruso have agreed to forgive $794,317 in shareholder loans.

Current and Future Financing Needs

We have spent, and expect to continue to spend, substantial amounts in connection with implementing our business strategy, including marketing, distribution, production, research and development, legal and accounting fees in connection with regulatory compliance and corporate governance. The actual amount of funds we will need to operate Emerald is subject to many factors, some of which are beyond our control.

We have budgeted for Emerald approximately $530,000 in expenses for 2018. These expenses include but are not limited to supplies (soil and seeds), rent, salaries, taxes and permits.

Off Balance Sheet Arrangements

We have not entered into any other financial guarantees or other commitments to guarantee the payment obligations of any third parties. We have not entered into any derivative contracts that are indexed to our shares and classified as stockholder’s equity or that are not reflected in our consolidated financial statements. Furthermore, we do not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity.

ITEM 3.02. SALE OF UNREGISTERED SECURITIES

In October 2017, the Company issued 4,750,000 shares of common stock, valued at $0.60 per share according to the OTC market, to a shareholder to resolve a legal claim by the shareholder.

On December 28, 2017 the Company issued to EPHS, Inc., a Florida corporation, whose president is Gianfranco Bentivoglio, 75,000,000 shares, valued at $.001 of the Company’s common stock for $110,000.

On February 27, 2018 we acquired all the issued and outstanding shares of common stock of Emerald in exchange for the issuance of 20 million shares of our common stock. The shareholders of Emerald are Paolo Gervasi and Calegero Caruso.

The Company believes that the issuances and sale of the restricted shares were exempt from registration pursuant to Section 4(2) of the Act as privately negotiated, isolated, non-recurring transactions not involving any public solicitation. The recipients in each case represented their intention to acquire the securities for investment only and not with a view to the distribution thereof. Appropriate restrictive legends are affixed to the stock certificates issued in such transactions. All recipients of restricted shares either received adequate information about the Company or had access, through employment, relation and/or business relationships with the Company to such information.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On December 28, 2017, the Company issued to EPHS, Inc., a Florida corporation, whose president is Gianfranco Bentivoglio, 75,000,000 shares, valued at $.001 of the Company’s common stock for $110,000.

The issuance of the 75 million shares of common stock represented approximately 61.2% of the then existing issued and outstanding shares of the Company’s common stock (122,600,892 shares).

ITEM 5.02 DEPARTURE OF DIRECTORS AND PRINCIPAL OFFICER; NOMINATION AND ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICER.

Angela Collette was our former president and court appointed receiver. With the issuance of our common stock to EPHS, Inc. and change in control, Gianfranco Bentivoglio became our sole officer and director.

Gianfranco (John) Bentivoglio

Mr. Bentivoglio is our sole officer and director. He assumed this role on January 2, 2018. With over 30 years of business experience ranging from finance, consulting, operations and strategic planning, Mr. Bentivoglio brings to the Company a vision to make strategic acquisitions which will lay the foundation for the Company’s future growth. Since October 2017, he has served as the president of EPHS, Inc. from 2012 through November 2017 he served as the director, president and CEO of Event Cardio Group, (OTCQB: ECGI) a Canadian based company engaged in inventing, developing and building a cardiac monitoring device that was capable of both Loop Event Recording and Holter monitoring based on a wireless and leadless advanced cardiac monitoring system for diagnostic evaluation. Since 1996 he served as the executive vice present of Profits Consultants, Inc., a Houston, Texas based company which provides consulting services to developmental stage and operating companies in a variety of fields. Prior thereto, Mr. Bentivoglio spent over 30 years in the hospitality industry owning and operating a variety of hotels and restaurants while continuing to work with Profit Consultants.

Involvement in Certain Legal Proceedings:

During the past ten years:

1. None of our officers or directors has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

2. None of our officers or directors has been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such officer or director from engaging in any activity in connection with the purchase or sale of securities or in connection with any violation of federal or state securities laws or federal commodities laws;

3. None of our officers or directors has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority;

4. None of our officers or directors has been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities laws; or

5. None of our officers or directors has been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization.

EXECUTIVE COMPENSATION

There has been no compensation awarded to, earned by, or paid by the Company to its principal executive officer or any other executive officers or directors during the fiscal years ended June 30, 2017 and 2016 and for the three months ended December 31, 2017.

There is currently no agreement in place for the payment of any salaries. We anticipate that our officers will not receive any cash compensation until such time as the Company secures additional financing or generates revenues. However, officers and directors may be awarded stock awards and stock options.

The table below summaries the compensation paid to our principle executive officer for the years ended 2017 and 2016.

Summary Compensation Table*

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Angela Collette	2017	$0	$0	$0	$0	$0	$0	$0
Former CEO	2016	$0	$0	$0	$0	$0	$0	$0

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
John Bentivoglio	2017	$0	$0	$0	$0	$0	$0	$0
CEO	2016	$0	$0	$0	$0	$0	$0	$0

*There were no other salaries paid in either 2017 or 2016 or for the six months ended December 31, 2017.

Equity Compensation Plan

None.

Compensation of Directors

The Company may reimburse its directors for expenses incurred in connection with attending board meetings. The Company has not paid any director's fees or other cash compensation for services rendered as a director since our inception to the date of this filing. The Company has no formal plan for compensating its directors for their service in their capacity as directors.

Long-Term Incentive Plans

None.

Audit Committee

None.

Compensation Committee

None.

Stock Options Granted and Exercised in Last Year

None.

ITEM 5.06 - CHANGE IN SHELL COMPANY STATUS.

With the acquisition of Emerald, we are no longer a shell company.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

See Index to Financial Statements

(b) Pro Forma Financial Statements

(c) Shell company transactions

(d) Exhibits

Exhibit No.	Description

10.1	Share Exchange Agreement
10.2	Amendment to Share Exchange Agreement

Emerald Plants Health Source (E.P.H.S) Inc.

June 30, 2017 and 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders

Emerald Plants Health Source (E.P.H.S.) Inc.

We have audited the consolidated balance sheets of Emerald Plants Health Source (E.P.H.S.) Inc. (the “Company”) as of June 30, 2017 and 2016 and the related consolidated statements of operations, stockholders’ deficit and cash flows for the fiscal years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2017 and 2016, and the results of its operations and its cash flows for the fiscal years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will become a going concern. As described in Note 3 to the consolidated financial statements, the Company has no operations nor business plans, which raises substantial doubt about its ability to become a going concern. Management’s plans regarding these matters are also described in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Thayer O’Neal Company, LLC

Thayer O’Neal Company, LLC

Houston, Texas

February 28, 2018

Emerald Plants Health Source (E.P.H.S.) Inc.

BALANCE SHEETS

June 30, 2017 and 2016

	2017	2016
ASSETS
Current assets
Cash and cash equivalents	$6,913	$32,268
Sales tax receivable	4,299	6,014
Prepaid expenses and other current assets	-	2,307
Total current assets	11,212	40,589

Property and equipment	49,128	86,262
Security Deposit	6,658	6,667
Total assets	$66,998	$133,517

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable	$5,949	$5,718
Due to Related Party – Note Payable	715,940	616,771
Total liabilities	721,889	622,489

Stockholders' equity (deficit)
Class A Common stock, $0.77 par value, 100 shares issued, authorized and outstanding as of June 30, 2017 and 2016	77	77
Additional paid-in capital	-	-
Accumulated deficit	(600,421)	(437,041)
Accumulated other comprehensive loss	(54,547)	(52,008)
Total stockholders' equity (deficit)	(654,891)	(488,972)
Total liabilities and stockholders' equity (deficit)	$66,998	$133,517

The accompanying notes are an integral part of these financial statements.

Emerald Plants Health Source (E.P.H.S.) Inc.

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED June 30, 2017 and 2016

	2017	2016
Total revenue	$-	$-
Cost of revenue	-	-
Gross profit	-	-

Operating Expenses	(166,553)	(160,268)

Other income (expense)	-	-

Net income (loss)	(166,553)	(160,268)

Other comprehensive loss
Foreign currency translation gain	2,539	52,008
Total comprehensive loss	$(164,014)	$(108,260)

Weighted average shares - basic and diluted	100	100
Loss per share - basic and diluted	$(1,640)	$(1,082)

The accompanying notes are an integral part of these financial statements.

Emerald Plants Health Source (E.P.H.S.) Inc.

STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

FOR THE YEARS ENDED June 30, 2017 and 2016

					Accumulated
			Additional		Other
	Common Stock		Paid-in	Accumulated	Comprehensive
	Shares	Amount	Capital	Deficit	Loss	Total
BALANCES, July 1, 2015	100	$79	$-	$(328,781)	$-	$(328,781)
Translation loss					(52,008)	52,008
Net loss	-	-	-	(108,260)	-	(108,260)
BALANCES, June 30, 2016	100	77	-	(437,041)	(52,008)	(488,972)
Translation loss	-	-	-	-	(2,539)	(2,539)
Net loss	-	-	-	(164,014)	-	(164,014)
BALANCES, June 30, 2017	100	$77	$-	$(600,421)	$(54,547)	$(654,891)

The accompanying notes are an integral part of these financial statements.

Emerald Plants Health Source (E.P.H.S.) Inc.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED June 30, 2017 and 2016

	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(166,553)	$(160,268)
Depreciation of property and equipment	41,888	40,675
Translation loss	2,539	52,008
Changes in operating assets and liabilities
Sales tax receivable	1,707	850
Accounts payable	239	(37,548)
Prepaid expenses	2,304	(368)
Security deposit	-	1,019
CASH USED IN OPERATING ACTIVITIES	(117,877)	(103,632)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	(4,866)	-
CASH USED IN INVESTING ACTIVITIES	(4,866)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Net increase in loan payable to shareholders	99,968	181,473
CASH USED IN FINANCING ACTIVITIES	99,968	181,473

Effect of translation changes on cash	(2,580)	(51,297)

Change in cash and cash equivalents	(25,355)	26,544

Cash, beginning of year	32,268	5,724

Cash, end of year	$6,913	$32,268

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

Emerald Plants Health Source (E.P.H.S) Inc.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2017 & 2016

Note 1 – ORGANIZATION AND NATURE OF BUSINESS

Emerald is a recently formed Canadian based company. Emerald’s operations are based in Montreal, Quebec Canada. Emerald has applied and submitted an application to Health Canada to secure a commercial cultivation license identified as a license for Access to Cannabis for Medical Purposes Regulation: “ACMPR”, It has generated no revenues to date.

After securing the license, Emerald will be required to apply for a sales license. In applying for a sales license for cannabis, Emerald will be required to submit its first cannabis crop for inspection. The inspection will examine the cannabis for contaminants and environmental control. If the license is granted, Emerald be able to sell cannabis to licensed distributors throughout Canada.

Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements have been prepared in accordance with GAAP. The Company’s year-end is June 30.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company's policy is to present bank balances under cash and cash equivalents, including bank overdrafts when balances fluctuate frequently from being positive to overdrawn and term deposits with a maturity period of three months or less from the date of acquisition. Term deposits that the Company cannot use for current transactions because they are pledged as security are excluded from cash and cash equivalents.

Property and Equipment

Property and equipment is stated at cost or contributed value. The value of the equipment contributed was assessed by an independent third-party at liquidation value. Major additions and improvements are capitalized. Depreciation of furniture, vehicles and equipment is calculated using the diminishing balance method at a rate of 20% per year), and leasehold improvements are amortized on a straight-line basis over the shorter of their estimated useful lives or the lease term (which is 5 years). The cost and related accumulated depreciation of equipment retired or sold are removed from the accounts and any differences between the undepreciated amount and the proceeds from the sale are recorded as a gain or loss on sale of equipment.

Foreign Currency Translation

The functional currency of the Company is the Canadian Dollar (“CAD”). For financial statement purposes, the reporting currency is the United States Dollar (“USD”).

For financial reporting purposes, the financial statements are translated into the Company’s reporting currency, USD. Asset, liability and equity accounts are translated using the closing exchange rate in effect at the balance sheet date and income and expense accounts are translated using the average exchange rate prevailing during the reporting period.

Emerald Plants Health Source (E.P.H.S) Inc.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2017 & 2016

Adjustments resulting from the translation, if any, are included in accumulated other comprehensive loss in stockholder’s equity (deficit).

The conversion from CAD to USD was performed using the historical exchange rate of $1.00 CAD equal to $0.772 USD as of 6/30/2016, $0.771 USD as of 6/30/2017 and $0.795 USD as of 12/31/2017.

Impairment of Long-Lived Assets

Our company reviews its property and equipment and any identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, in accordance with ASC Topic 360, “Property, Plant and Equipment” (“ASC 360”). The test for impairment is required to be performed by management at least annually. An asset or asset group is considered impaired if its carrying amount exceeds the undiscounted future net cash flow the asset or asset group is expected to generate. If an asset or asset group is considered impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds its fair value. If estimated fair value is less than the book value, the asset is written down to the estimated fair value and an impairment loss is recognized.

Fair Value of Financial Instruments

Our financial instruments consist of cash and cash equivalents and amounts due to shareholders. The carrying amount of these financial instruments approximates fair value due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these financial statements.

The Company's financial instruments, as defined by ASC subtopic 825-10, “Financial Instrument” (“ASC 825-10), include cash and cash equivalents, accounts payable, convertible note payable and amounts due to shareholders. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at June 30, 2017.

FASB ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. ASC 820 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:

Level 1: Observable inputs such as quoted prices in active markets;

Level 2: Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3: Unobservable inputs in which there is little or no market data, which requires the reporting entity to develop its own assumptions

Income Taxes

The Company accounts for income taxes in accordance with ASC 740, "Income Taxes," which requires that the Company recognize deferred tax liabilities and assets based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities, using enacted tax rates in effect in the years the differences are expected to reverse. Deferred income tax benefit (expense) results from the change in net deferred tax assets or deferred tax liabilities. A valuation allowance is recorded when it is more likely than not that some or all deferred tax assets will not be realized.

Emerald Plants Health Source (E.P.H.S) Inc.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2017 & 2016

The Company has adopted the provisions of ASC 740-10-05 “Accounting for Uncertainty in Income Taxes.” The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Sales Tax Receivable

The company is charged approximately 15% sales taxes on all taxable purchases. The rates are a blend of Federal (Canada) and Provincial (Quebec). The company is reimbursed for all sales taxes paid to suppliers. The company does not charge sales taxes on supplies as it has no revenues.

Net Loss Per Share, Basic and Diluted

The basic loss per share for the year was $(1,640) and 2016 was: $(1,082). Basic income (loss) per share is calculated by dividing our net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing our net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common share equivalents outstanding as of June 30, 2017.

Related Party Transactions

The Company follows the guidance in ASC 850. The Company discloses related transactions and certain common control relationships. Transactions between related parties are related party transactions even though they may not be given accounting recognition.

Subsequent Event

The Company follows the guidance in SFAS 165 (ASC 855-10-50) for the disclosure of subsequent events. The Company evaluates subsequent events from the date of the balance sheet through the date when the financial statements are issued. Pursuant to ASU 2010-09 of the FASB Accounting Standards Codification, the Company as an SEC filer considers its financial statements issued when they are widely distributed to users, such as through filing them with the SEC on the EDGAR system.

Recent Accounting Pronouncements

The Company has reviewed all other FASB issued ASU accounting pronouncements and interpretations thereof that have effective dates during the period reported and in future periods. The Company has carefully considered the new pronouncements that alter the previous GAAP and do not believe that any new or modified principles will have a material impact on the Company’s reported financial position or operations in the near term.

Emerald Plants Health Source (E.P.H.S) Inc.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2017 & 2016

Note 3 – GOING CONCERN

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”), which contemplate continuation of the Company as a going concern. However, the Company has no revenues. The Company currently has losses and has not completed its efforts to establish a stabilized source of revenue sufficient to cover operating costs over an extended period of time. Therefore, there is substantial doubt about the Company’s ability to continue as a going concern. Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses The Company intends to position itself so that it will be able to raise additional funds through the capital markets. In light of management’s efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.

Note 4 – PROPERTY AND EQUIPMENT

Classification	2017	2016
Furniture	$9,601	$4,735
Leasehold improvements	204,277	204,277
Total cost of property and equipment	213,878	209,012
Accumulated depreciation	(164,750)	(122,750)
Property and equipment, net	$49,128	$86,262

Note 5 – RELATED PARTY TRANSACTIONS

In 2013, Paolo Gervasi (President) and Calogero Caruso loaned the Company $16,872 and $16,872, respectively as non-interest-bearing loans. As of June 30, 2017, the Company owed its President Paolo Gervasi and Vice-President Calogero Caruso $357,970 and $357,970 respectively.

Note 6 – LEASE AGREEMENTS

On October 21, 2012, the Company entered into a rental agreement for an office and grow space of 8,387 square feet. The Company renewed the rental agreement on December 1, 2015 with a base gross rent of $4.63 per square foot and security deposit of $6,667. The Company will owe monthly rental payments of approximately $38,832 until the rental agreement terminates on November 30, 2018.

Note 7 – INCOME TAXES

The Company uses the income taxes payable method of accounting for income taxes and is subject to Canadian income tax rules and regulation. Under this method, the Company reports as an expense or as income of the period only the cost or benefit of current income taxes determined in accordance with the rules established by taxation authorities.

It has carry forward losses totaling $653,690 for income tax purposes, the utilization of which is severely limited due to a change in control. The expiration dates for using these losses to reduce income taxes are as follows:

2033	$28,502
2034	138,426
2035	156,545
2036	163,665
2037	166,553
$653,690

Emerald Plants Health Source (E.P.H.S) Inc.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2017 & 2016

The Company has not recognized the tax benefits of these losses in these financial statements due to their limited ability to realize the benefits.

Note 8 – SUBSEQUENT EVENTS

On February 27, 2018, a purchase agreement was executed between Emerald Plants Health Source Inc. and EPHS Holdings, Inc. for all the issued and outstanding shares of common stock of Emerald Plants Health Source in exchange for 20,000,000 shares of EPHS Holdings, Inc. common stock.

Note 9 – INTERIM PERIODS

Below are the interim period financial statements for the six months ended December 31, 2017.

Emerald Plants Health Source (E.P.H.S.) Inc.

BALANCE SHEETS

Six Months Ended December 31, 2017

	December 31, 2017	June 30, 2017
ASSETS

Current assets
Cash and cash equivalents	$4,195	$6,913
Sales tax receivable	4,066	4,299
Prepaid expenses and other current assets	-	-
Total current assets	8,261	11,212

Property and equipment	28,917	49,128
Security Deposit	6,866	6,658
Other assets	-	-
Total assets	$44,044	$66,998

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities
Accounts payable	$6,114	$5,949
Loan payable – shareholders	794,317	715,940
Total liabilities	800,431	721,889

Stockholders' equity (deficit)
Class A Common stock, $0.77 par value, 100 shares issued, authorized and outstanding as of June 30, 2017 and 2016	80	77
Additional paid-in capital	-	-
Accumulated deficit	(673,286)	(600,344)
Accumulated other comprehensive loss	(83,101)	(54,547)
Total stockholders' equity (deficit)	(756,387)	(654,891)
Total liabilities and stockholders' equity (deficit)	$44,044	$66,998

Emerald Plants Health Source (E.P.H.S) Inc.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2017 & 2016

Emerald Plants Health Source (E.P.H.S.) Inc.

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2017

Total revenue	$-
Cost of revenue	-
Gross profit	-

Operating Expenses	(81,111)

Other income (expense)	-

Net income (loss)	(81,111)

Other comprehensive loss
Foreign currency translation gain	28,554
Net Comprehensive loss	$(52,557)

Weighted average shares - basic and diluted	100
Loss per share - basic and diluted	$(526)

Emerald Plants Health Source (E.P.H.S) Inc.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2017 & 2016

Emerald Plants Health Source (E.P.H.S.) Inc.

STATEMENTS OF CASH FLOWS

Six Months Ended December 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(81,111)
Amortization of property and equipment	21,740
Net change in non-working capital items
Sales tax receivable	367
Accounts payable	(21)
Prepaid expenses	-
Security deposit	-
CASH USED IN OPERATING ACTIVITIES	(59,024)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	-
CASH USED IN INVESTING ACTIVITIES	-

CASH FLOWS FROM FINANCING ACTIVITIES
Net increase in loan payable to shareholders	56,091
CASH USED IN FINANCING ACTIVITIES	56,091

Change in cash and cash equivalents	(2,933)

Cash, beginning of year	7,128

Cash, end of year	$4,195

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$-
Cash paid for income taxes	$-

Emerald Plants Health Source (E.P.H.S) Inc.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2017 & 2016

Note 10 – PRO-FORMA FINANCIAL STATEMENTS

Pro-forma financial statements for the year ending June 30, 2018, assuming a merger of the entity is as follows:

BALANCE SHEETS

(Unaudited)

ASSETS
Current assets
Cash and cash equivalents	$6,913
Sales tax receivable	4,299
Prepaid expenses and other current assets	-
Total current assets	11,212

Property and equipment	49,128
Security Deposit	6,658
Total assets	$66,998

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable	$12,547
Due to Related Party – Note Payable	715,940
Total liabilities	734,436

Stockholders' equity (deficit)
Common stock, $0.001 par value, 2,400,000,000 shares authorized; 47,600,892 and 42,850,892 shares issued and outstanding as of December 31, 2017 and 2016, respectively	47,601
Additional paid-in capital	(60,071)
Accumulated deficit	(600,421)
Accumulated other comprehensive loss	(54,547)
Total stockholders' equity (deficit)	(667,438)
Total liabilities and stockholders' equity (deficit)	$66,998

Emerald Plants Health Source (E.P.H.S) Inc.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2017 & 2016

STATEMENTS OF OPERATIONS

(Unaudited)

Total revenue	$-
Cost of revenue	-
Gross profit	-

Operating Expenses	(166,553)

Other income (expense)	-

Net income (loss)	(166,553)

Other comprehensive loss
Foreign currency translation gain	2,539
Total comprehensive loss	$(164,014)

Weighted average shares - basic and diluted	47,600,892
Loss per share - basic and diluted	$(0.00)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2018	EPHS HOLDINGS, INC.

	By:	/s/ Gianfranco Bentivoglio
	Name:	Gianfranco Bentivoglio
	Title:	President & Chief Executive Officer